SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                 Date of earliest event reported: March 13, 1998

                       First Industrial Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)

Maryland                                1-13102              36-3935116
(State or other                     (Reporting File       (I.R.S. Employer
jurisdiction of organization)           Number)          Identification No.)

311 South Wacker Drive, Suite 4000
Chicago, Illinois                                               60606
(Address of principal executive offices)                     (Zip Code)

                                 (312) 344-4300

              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits

         Exhibit
         Number   Exhibit

          1 Underwriting Agreement, dated as of March 13, 1998, relating to depositary shares (the "Depositary Shares"), each representing 1/100 of a share of 7.90% Series E Cumulative Preferred Stock, (the "Series E Preferred Stock") of First Industrial Realty Trust, Inc. (the "Company"), with a liquidation preference equivalent to $25.00 per Depositary Share (filed herewith).

          4.1 Articles Supplementary to the Amended and Restated Articles of Incorporation of the Company relating to the Series E Preferred Stock, each share of which has a liquidation preference of $2,500 (incorporated by reference to Exhibit 3.9 of the Company's Form 10-K filed as of March 23, 1998).

          4.2 Deposit Agreement (incorporated by reference to Exhibit 4.12 of the Company's Form 10-K filed as of March 23, 1998).

          4.3 Form of Certificate representing Depositary Shares to be issued pursuant to the Deposit Agreement (incorporated by reference to Exhibit 6 of the Company's Form 8-A filed as of March 17, 1998).

          4.4 Form of Stock Certificate for the Series E Preferred Stock (filed herewith).




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                                      -3-


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FIRST INDUSTRIAL REALTY TRUST, INC.

                                     By:   /s/ Michael J. Havala
                                           ---------------------------------
                                           Name:   Michael J. Havala
                                           Title:  Chief Financial Officer,
                                                   Treasurer  and Secretary


Date:    March 27, 1998



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                                  Exhibit Index


Exhibit
Number            Exhibit

     1 Underwriting Agreement, dated as of March 13, 1998, relating to depositary shares (the "Depositary Shares"), each representing 1/100 of a share of 7.90% Series E Cumulative Preferred Stock, (the "Series E Preferred Stock") of First Industrial Realty Trust, Inc. (the "Company"), with a liquidation preference equivalent to $25.00 per Depositary Share (filed herewith).

     4.1 Articles Supplementary to the Amended and Restated Articles of Incorporation of the Company relating to the Series E Preferred Stock, each share of which has a liquidation preference of $2,500 (incorporated by reference to Exhibit 3.9 of the Company's Form 10-K filed as of March 23, 1998).

     4.2 Deposit Agreement (incorporated by reference to Exhibit 4.12 of the Company's Form 10-K filed as of March 23, 1998).

     4.3 Form of Certificate representing Depositary Shares to be issued pursuant to the Deposit Agreement (incorporated by reference to Exhibit 6 of the Company's Form 8-A filed as of March 17, 1998).

     4.4 Form of Stock Certificate for the Series E Preferred Stock (filed herewith).